Exhibit 99.1

34th Annual Raymond James Institutional Investors Conference March 4, 2013

See Notice About This Presentation Notice About This Presentation ABOUT FORWARD-LOOKING STATEMENTS: This presentation contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements reflect our current expectations and projections about future events and include information about possible or assumed future results of our operations. All statements, other than statements of historical facts, included or incorporated by reference in this presentation that address activities, events or developments that we expect or anticipate may occur in the future, including such things as growth of our business and operations, business strategy, competitive strengths, goals, plans, future capital expenditures and references to future successes may be considered forward-looking statements. Generally, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “probably” or similar expressions indicate forward-looking statements. Many risks and uncertainties may have an impact on the matters addressed in these forward-looking statements, which could affect our future financial results and performance. These events or factors could cause our results or performance to differ materially from those we express in our forward-looking statements. Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and, therefore, the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements that are included in this presentation, our inclusion of this information is not a representation by us or any other person that our objectives or plans will be achieved. Our forward-looking statements speak only at the date made, and we will not update these forward-looking statements unless the securities laws require us to do so. In light of these risks, uncertainties and assumptions, any forward-looking events discussed in this presentation may not occur. PRESENTATION FORMATTING: Certain figures included in this publication have been rounded for presentation and are provided for comparative purposes only. Our periodic reports filed with the Securities and Exchange Commission contain more detailed information, including specific figures. 2

See Notice About This Presentation 3 HCC Overview

See Notice About This Presentation What Is HCC? Specialty Insurance Underwriter 4

Segment Mix Diverse, non-correlated lines of business See Notice About This Presentation 5

See Notice About This Presentation Insurance Underwriting Segments 6 U.S. Property & Casualty Professional Liability U.S. Surety & Credit International Accident & Health Aviation E&O / EPLI Public Risk Contingency Disability Technical Property Casualty Energy Property Liability Surety Credit A&H Contract Surety Commercial Surety Credit Medical Stop-loss ST Domestic and International Medical U.S. D&O International D&O Large Account E&O

See Notice About This Presentation Highly Rated Insurer Financial Strength Ratings: AA (Very Strong) from Standard & Poor’s A+ (Superior) from A.M. Best Company AA (Very Strong) from Fitch Ratings A1 (Good Security) from Moody’s 7

See Notice About This Presentation Combined Ratio 8 83.6% Target: mid-80s Note: Results are full year 2012.

See Notice About This Presentation Expense Ratio Lowest expense ratio amongst industry peers1 9 25.4% Note: Results are full year 2012. 1 Peer group defined as AFG, AGII, CB, MKL, NAVG, ORI, RLI, TRV and WRB.

See Notice About This Presentation 10 2012 Results

See Notice About This Presentation 2012 Operating Highlights Combined ratio of 83.6% Accident year combined ratio of 87.2% Expense ratio of 25.4% Operating ROE of 11.9%2; ROE of 11.5%3 Catastrophe losses equaled 1.0% of shareholders’ equity4 Book value per share (BVPS) growth of 11.6% to $35.10 Five-year compounded BVPS growth of 10.7%5 11 Note: Results are full year 2012, unless otherwise indicated. 1 Excludes 2012 impact of current year and prior year catastrophes. 2 Operating return on equity is a non-GAAP financial measure. See GAAP reconciliation on slide 28. 3 2012 net earnings divided by average shareholders’ equity. 4 After reinsurance and reinstatement premium, and net of 35% tax benefit. As a percentage of 12/31/11 shareholders’ equity. 5 As of 12/31/12. ; 82.4% excluding cats1 ; 84.8% excluding cats

Segment Overview ($ in millions) 12 2011 Total1: $2,649 2012 Total2: $2,784 See Notice About This Presentation 2011 Total1: $2,127 2012 Total2: $2,243 2011 Total: 91% 2012 Total: 84% Gross Written Premium Net Earned Premium Combined Ratio 1 Includes Exited Lines (GWP = $45M; NEP = $45M). 2 Includes Exited Lines (GWP = $42M; NEP = $41M).

See Notice About This Presentation Segment Highlights 13 U.S. Property & Casualty Professional Liability U.S. Surety & Credit International Accident & Health Note: Results are full year 2012. 90.3% combined ratio 6% NEP growth $57 million of GWP from new lines 81.0% combined ratio 12% NEP growth Record earnings of $82 million 72.9% combined ratio 24% earnings growth $25 million favorable reserve development 86.9% combined ratio 10% NEP growth 20% earnings growth 75.1% combined ratio Mid-single-digit price increases $26 million favorable reserve development

See Notice About This Presentation 14 Business as Usual

Profitable Growth 15 CAGR (2007-2012) GWP: 2.6% NWP: 2.6% NEP: 2.5% Premium ($ in millions) See Notice About This Presentation

Strong Underwriting Performance 16 GAAP Underwriting Ratios See Notice About This Presentation

See Notice About This Presentation Effective Catastrophe Management 17 1 1/1/13 PML excludes reinstatement premiums and is based on 1 in 250 year estimates from RMS Cat Model Version 11.0.1411.2 and internal PML estimates for lines not modeled in RMS. After-tax Net Probable Maximum Loss (PML)1 for a single event managed to 5% of Shareholders’ Equity After-tax Net PML as % of Shareholders’ Equity 1.6% 2.0% 1 in 100 1 in 250 CA Earthquake 1.8% 2.2% 1 in 100 1 in 250 CA Earthquake GOM Wind

See Notice About This Presentation Investment Portfolio at December 31, 2012 ($ in millions) 18 Average Rating AA Average Duration 4.7 years Average Life 8.2 years Average Yield 3.9% Average Tax Equivalent Yield 4.7% Fixed Maturity Securities $6,282 Equity Securities 285 Short-term and Other Investments 383 Total Investments $6,950 Fixed Maturity Securities

See Notice About This Presentation Investment Analysis at December 31, 2012 ($ in millions) 19 1 % of fair value of total fixed maturity or equity securities. Category Cost Fair Value % of Total 1 Municipal Bonds $3,004 $3,266 52% Corporate - U.S. 739 781 12% Corporate - Foreign 508 534 9% RMBS 633 665 11% CMBS and Other Asset-Backed Securities 515 558 9% U.S. Government and Agencies 195 200 3% Foreign Government 262 278 4% Total Fixed Maturity Securities $5,856 $6,282 100% Equity Securities - U.S. $118 $117 41% Equity Securities - Foreign 158 168 59% Total Equity Securities $276 $285 100%

See Notice About This Presentation 20 Peer Comparison

See Notice About This Presentation Total Value Creation 21 1 Calculated by HCC using 12/31/12 and prior SEC filings for peer companies. Peers reflects average for peer companies. 2 To maintain comparability, results for 2011 and prior were not adjusted to reflect 2012 adoption of accounting standard for policy acquisition costs. Impact of adoption is reflected in 2012. Compounded Annual Return on Tangible Book Value per Share, Including Dividends1, 2 1 Year 3 Year 5 Year 10 Year 16.0% 10.1% 13.2% 10.1% 15.0% 8.9% 17.9% 12.8% HCC Peers HCC Peers HCC Peers HCC Peers

22 Total Value Creation – 10 Years Source: Dowling & Partners; data through 12/31/12. See Notice About This Presentation

See Notice About This Presentation Outperformance with Low Volatility – 10 Years 23 Source: Dowling & Partners; data through 12/31/12. SAFT PGR MCY IPCC ALL TRV ACE CB FRFHF HIG CNA ACGL AXS AGII AWH ENH WTM ALTE XL AHL SIGI CINF THG PRE RE PTP WRB HCC AFG RLI MKL NAVG BWINB RNR MRH 10 Year Avg. C. Ratio Standard Deviation in C. Ratio 10 YEAR AVG. COMBINED RATIO & STANDARD DEVIATION IN C. RATIO Auto Large Cap Cml Offshore (Re)ins Regional Reinsurance Specialty Property/Short-tail Source: Company Reports, D&P Analysis 1st Quintile (Highest) 2nd Quintile 3rd Quintile 4th Quintile 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 4th Quintile 5th Quintile (Highest) 5th Quintile (Lowest)

See Notice About This Presentation Outperformance with Low Volatility – 5 Years 24 Source: Dowling & Partners; data through 12/31/12. IPCC SAFT PGR MCY ALL FRFHF ACE TRV CB CNA HIG ACGL AWH AHL ENH AXS AGII WTM ALTE GBLI XL THG SIGI CINF PRE PTP RE GLRE HCC AFG RLI WRB NAVG TWGP Y MKL OB BWINB LRE RNR VR MRH 5 Year Avg. C. Ratio Standard Deviation in C. Ratio 5 YEAR AVG. COMBINED RATIO & STANDARD DEVIATION IN C. RATIO Auto Large Cap Cml Offshore (Re)Insurance Regional Reinsurance Specialty Property/Short-tail Source: Company Reports, D&P Analysis 1st Quintile (Highest) 2nd Quintile 3rd Quintile 4th Quintile 1st Quintile (Lowest) 2nd Quintile 3rd Quintile 4th Quintile 5th Quintile (Highest) 5th Quintile (Lowest)

14.9 point difference versus peers over last year 11.9 point difference versus peers over last three years 10.9 point difference versus peers over last five years See Notice About This Presentation Combined Ratio – HCC versus Peer Group 25 1 Year 3 Year2 5 Year2 1 Calculated by HCC using 12/31/12 and prior SEC filings for peer companies. Peers reflects average for peer companies. 2 Reflects average for three-year and five-year results. 1 1 1 83.6% 98.5% 86.6% 98.5% 86.0% 96.9% HCC Peers HCC Peers HCC Peers

See Notice About This Presentation Favorable Investment Metrics 26 Source: Public Information from SNL Financial, as calculated by Goldman Sachs; data as of 6/30/12. 1 Reflects annualized 1H12 net investment income / 1H12 cash and investments. 2 Reflects annualized 1H12 net investment income / annualized 1H12 total operating income. 3 After-tax mark-to-market as a percentage of book value ex-AOCI. Asset Leverage (Investments / Book Value ex-AOCI) GAAP NII / Total Operating Income2 Pretax Net Yield on Invested Assets1 Sensitivity to +200 bps Rate Shift3 NM 2.1x 2.7x 3.0x 3.1x 3.1x 3.1x 3.2x 3.2x 4.0x 6.8x 0.0x 2.0x 4.0x 6.0x 8.0x HCC RLI CB MKL NAVG AGII TRV ORI WRB AFG 39% 44% 64% 74% 84% 88% 95% 116% 232% 0% 70% 140% 210% 280% ORI RLI HCC CB MKL NAVG TRV WRB AGII AFG 2.3% 2.9% 3.1% 3.3% 3.3% 3.4% 3.6% 4.0% 4.3% 4.9% 0% 2% 3% 5% 6% NAVG AGII RLI MKL ORI HCC CB TRV WRB AFG (9%) (9%) (10%) (10%) (11%) (12%) (13%) (14%) (15%) (25%) (32%) (24%) (16%) (8%) 0% AGII RLI HCC NAVG MKL ORI CB TRV WRB AFG

See Notice About This Presentation HCC’s Value Proposition Specialty Insurance businesses with strong long-term fundamentals and market leadership Diversified underwriting portfolio with historically low correlation Consistent track record of profitable growth and strong underwriting performance Lowest expense ratio amongst industry peers Disciplined balance sheet and risk management practices High quality investment portfolio Broadly experienced team 27

Reconciliation of Non-GAAP Financial Measure to GAAP

NON-GAAP FINANCIAL MEASURE: Annualized operating return on equity is a non-GAAP financial measure as defined by Regulation G and is calculated as operating earnings (or net earnings excluding after-tax net realized investment gain (loss), other-than-temporary impairment credit losses and foreign currency benefit (expense)) divided by average shareholders' equity excluding accumulated other comprehensive income. Management believes annualized operating return on equity is a useful measure for understanding the Company's profitability relative to shareholders' equity before consideration of investment-related gains (losses) and foreign currency benefit (expense) that the Company does not consider in evaluating its operating results internally.

(In thousands)

	Twelve months ended December 31, 2012
Numerator:	
GAAP net earnings	$391,240
Exclude:	
Net realized investment gain, net of tax[1]	20,246
OTTI credit losses, net of tax[1]	(668)
Foreign currency expense, net of tax[1]	(4,020)
Total items excluded from operating earnings	15,558
Operating earnings	$375,682
Denominator:	
GAAP equity - beginning of period	$3,273,982
Exclude - Accumulated other comprehensive income	227,659
Beginning equity, as adjusted	$3,046,323
GAAP equity - end of period	$3,542,612
Exclude - Accumulated other comprehensive income	295,271
Ending equity, as adjusted	$3,247,341
Average equity, as adjusted	$3,146,832
Annualized operating return on equity	11.9%

[1] Tax adjustment calculated using 35% statutory tax rate.

HCC

See Notice About This Presentation

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